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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement of Oneida Ltd. on Form S-8 (File Nos. 2-84304, 33-49462, 333-10795, 333-66425,
333-87007 and 333-97491) of our report, dated May 19, 2005, relating to the financial statements of Oneida Ltd. 401(k) Savings Plan, which appears in this Annual Report on Form 11-K.




Insero, Kasperski, Ciaccia & Co., P.C.
Certified Public Accountants

Rochester, New York
June 29, 2005



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